Exhibit 10.9


                     REVOLVING CONVERTIBLE CREDIT AGREEMENT
                     --------------------------------------

     This Revolving Convertible Credit Agreement (this "Agreement") is made and entered into effective as of June 10, 2004 (the "Effective Date") by and between the Lenders set forth in the signature pages hereto each a "Lender" and collectively the "Lenders"), and Security Intelligence Technologies, Inc., a Florida corporation ("Borrower").

                                    RECITALS
                                    --------

     WHEREAS, the Lenders desire to loan certain sums to Borrower from time to time, and Borrower wishes to borrow certain sums from the Lenders, on and subject to the terms and conditions contained in this Agreement.

     NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Lenders and Borrower hereby, intending to be legally bound by the terms hereof, agree as follows:

1. Certain Definitions. As used herein:

     1.1 The term "Business Day" means any day other than a Saturday, Sunday, or other day on which commercial banks in New York, New York are authorized or required by law to close.

     1.2 The term "Credit Period" means that period of time beginning on the Effective Date and ending on September 15, 2004.

     1.3 The term "Loan Documents" means, collectively, this Agreement, the Note (as defined below) executed and delivered pursuant hereto, and any other documents executed or delivered by Borrower pursuant to this Agreement or in connection with any Loan.

     1.4 The term "Maturity Date" means that date which is the earlier to occur of: (a) June 30, 2005; or (b) the date on which the Lenders or each Lender declares the entire unpaid principal amount and all accrued interest on each outstanding Note immediately due and payable in full under Section 10.

2. Amount and Terms of Credit.

     2.1 Commitment to Lend. (a) Subject to the terms and conditions of this Agreement, and in reliance on the representations, warranties and covenants of Borrower set forth in this Agreement, each Lender agrees to make loans of funds to Borrower during the Credit Period on a revolving basis (such loans being collectively hereinafter referred to as "Loans" and each individually as a "Loan"), in an aggregate cumulative total principal amount not to exceed five hundred thousand (US $500,000.00) dollars (the "Commitment") according to such Lender's pro rata part as set forth in the signature pages hereto; provided however; the initial loan shall be in the amount of $200,000 (the "Initial Loan") and unless otherwise agreed to by the Lender each such additional Loan shall be in an amount not less than $150,000.00 (the "Base Rate Borrowing"). In the event the difference between the Commitment and the outstanding Loans is less than the Base Rate Borrowing, then the amount to be borrowed shall be the difference between the Commitment and Base Rate Borrowing. Notwithstanding the foregoing, on any date of determination, the aggregate amount of the Loans shall never exceed the Commitment and Borrower may not draw down more than once in any thirty (30) day period.

       (b) Notwithstanding the foregoing, no Lender will be obligated to make a Loan to Borrower:

           (i) unless and until Borrower executes and delivers to such Lender a Note (as defined in Section 2.2) for the principal amount of such Loan;

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          (ii) after the Credit Period;

         (iii) unless and until all relevant terms and conditions of this Agreement, including but not limited to the conditions precedent and other provisions of Sections 6 (with respect to All Loans), 7 (with respect to the Second Tranche of the Loan), and 8 (with respect to the Third and Fourth Tranche of the Loan) have been satisfied in full; and

          (iv) unless and until Borrower first gives the Lender written notice of Borrower's request for a Loan hereunder that sets forth (x) the principal amount to be borrowed by Borrower under such requested Loan, and (y) that the Borrower has met the condition precedent to such Loan together with evidence of such condition being met (a "Loan Notice"), and (z) the date on which such Loan is requested to be advanced, which date shall not be sooner than five (5) Business Days following Lenders' receipt of such Loan Notice.

     2.2 Note. Borrower's indebtedness to Lender under each Loan advanced by Lender under this Agreement will be evidenced by a separate Promissory Note of Borrower in the form attached hereto as Exhibit "A" (the "Note"). The Note will provide that interest on unpaid principal will accrue at a rate equal to 10% per annum (calculated on the basis of a 365/66-day year) compounded annually (but in no event higher than the highest lawful rates).

     2.3 Maturity. Unless payment thereof is accelerated or otherwise becomes due earlier under the terms of this Agreement (including but not limited to the provisions of Section 10) or the terms of a Note the unpaid principal amount of all Loans and all unpaid interest accrued thereon, together with any other fees, expenses or costs incurred in connection therewith, will be immediately due and payable to Lender in full on the Maturity Date.

     2.4 Prepayment. Subject to the Conversion rights set forth in Section 4 hereto, Borrower may at any time and from time to time on any Business Day prepay any Loan in whole or in part in increments of U.S. $10,000.00 on at least five (5) Business Day's prior written notice, or telephonic notice promptly confirmed in writing, received by Lender no later than 10:00 a.m., Eastern Standard Time. Each prepayment will be applied as follows: (a) first, to the payment of interest accrued on all Loans outstanding, and (b) second, to the extent that the amount of such prepayment exceeds the amount of all such accrued interest, to the payment of principal on such Loan or Loans as Borrower may designate.

3. Closing Date; Delivery.

     3.1 Closing Date. The closing of the initial Loan (the "Closing") will be held by mail and/or telecopy on the Effective Date (the "Closing Date"), or at such other time and place as Borrower and Lender may mutually agree.

     3.2 Delivery. At the Closing, Borrower will execute and deliver to Lender the Note, duly executed by Borrower.

4. Representations and Warranties of Borrower. Borrower hereby represents and warrants to Lender that:

     4.1 Organization and Standing; Charter Documents. Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, and has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as such is presently conducted and as proposed to be conducted. Borrower is duly qualified to do business as a foreign corporation in good standing in any state or jurisdiction in the United States in which it is required to be qualified to do intrastate business as the Company's business is currently conducted, except for jurisdictions in which failure to so qualify could not reasonably be expected to have a material adverse effect on the business and operations of the Company taken as a whole. True and accurate copies of the Certificate of Incorporation (the "Charter") and Bylaws of Borrower, each as amended and currently in effect, have been delivered to Lender and Lender's counsel.

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     4.2 Authorization. All corporate action on the part of Borrower and its officers, directors and stockholders that is necessary for the authorization, execution, delivery and performance of each of the Loan Documents by Borrower has been taken; and each of the Loan Documents, when executed and delivered by Borrower, will constitute valid and legally binding obligations of Borrower, enforceable in accordance with their terms.


5. Conversion.

     5.1 Conversion Procedure. (a) Lender may elect at anytime by prior written notice to the Company (a "Conversion Notice"), including after receipt of notice of prepayment by the Borrower as set forth in Section 2.4 above, to have all or a portion of the unpaid principal amount of the Loan, together with all accrued and unpaid interest thereon converted into a number of shares of the Conversion Stock (as hereinafter defined) determined by dividing the outstanding principal amount of the Loan plus all accrued and unpaid interest, by the Conversion Price (as hereinafter defined) then in effect (the date of any such conversion, a "Conversion Date").

       (b) Except as otherwise expressly provided herein, the conversion of the Loan shall be deemed to have been effected as of the close of business on the Conversion Date. At such time as such conversion has been effected, the rights of the Lender shall cease to the extent of the conversion hereof, and the "Person" or "Persons" (which shall include any natural person, firm, partnership, association, corporation, limited liability company or trust) in whose name or names any certificate or certificates for shares of Conversion Stock are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of Conversion Stock represented thereby.

       (c) As soon as possible after a conversion has been effected (but in any event within five (5) Business Days), the Company shall deliver to the Lender or the converting holder ("Holder") a certificate or certificates representing the number of shares of Conversion Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting Holder has specified.

       (d) The issuance of certificates for shares of Conversion Stock upon conversion of the Loan shall be made without charge to the Holder hereof for any issuance tax in respect thereof or other cost incurred by the Company in connection with such conversion and the related issuance of shares of Conversion Stock. Upon conversion of the Loan, the Company shall take all such actions as are necessary in order to insure that the Conversion Stock issuable with respect to such conversion shall be validly issued, fully paid and non assessable.

       (e) The Company shall not close its books against the transfer of Conversion Stock issued or issuable upon conversion of the Loan in any manner which interferes with the timely conversion of the Loan. The Company shall assist and cooperate with any Holder required to make any governmental filings or obtain any governmental approval prior to or in connection with the conversion of the Loan (including, without limitation, making any filings required to be made by the Company).

       (f) Except as otherwise expressly agreed in writing between the Holder and the Company, upon a conversion of the Loan, the Loan shall be converted into Conversion Stock.

       (g) When issued, the Conversion Stock are, or will be (i) duly and validly authorized, (ii) fully issued, paid and nonassessable, and (iii) free and clear of any security interests, liens, claims, or other encumbrances, subject to restrictions upon transfer under the Securities Act of 1993, as amended.

     5.2 Conversion Price. Subject to Reclassification, Merger, Sale of Assets and Stock Splits, Combinations and Dividends set forth in Section 5.4 below, the Conversion Price shall be $.10 per share; provided however, upon an Event of Default, the Conversion Price shall be reduced to $.05 per share.

     5.3 Conversion Stock. For purposes hereof, "Conversion Stock" means the common stock of the Company. 5.4 The Conversion Price above and number and kind of shares or other securities to be issued upon conversion determined pursuant to Section 5, shall be subject to the adjustment from time to time upon the happening of certain events while this conversion right remains outstanding, as follows:

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       (a) Merger, Sale of Assets, etc. If the borrower at any time shall consolidate with or merge into or sell or convey all or substantially all its assets to any other corporation, this Note, as to the unpaid principle portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase such number and kind of shares or other securities or property that would have been issuable or distribute on account of such consolidation, merger, sale or conveyance, upon or with respect to the securities subject to the conversion or purchase right immediately prior to such consolidation, merger, sale or conveyance. The foregoing provision shall similarly apply to successive transactions of a similar nature by any such successor or purchaser.

       (b) Reclassification, etc. If the borrower at any time shall, by reclassification or otherwise, change the common stock into the same or a different number of securities of any class or classes, this Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase such number and kind of securities as would have been issuable as the result of such change with the respect to the common stock immediately prior to such reclassification or other change.

       (c) Stock Splits Combinations and Dividends. If the shares of common stock are subdivided or combined into a greater or smaller number of shares of common stock, or if a dividend is paid on the common stock in shares of common stock, the Conversion Price, as amended shall be proportionately reduced in case of subdivision of shares or stock dividend or proportionately increased in case of combination of shares, in each such case by the ratio which the total number of shares of common stock outstanding immediately prior to such event.



     5.5 Maximum Conversion Amount. The Lender shall not be entitled to convert on a Conversion Date that amount of the Note in connection with that number of shares of Common Stock which would be in excess of the some of (i) the number of shares of Common Stock beneficially owned by the Lender and its affiliates on a Conversion Date, and (ii) the number of shares of Common Stock issuable upon the conversion of the Note with respect to which the determination of this proviso is being made on a Conversion Date, which would result in beneficial ownership by the Lender and is affiliates of more than 9.99% of the outstanding shares of Common Stock of the Company on such Conversion Date. For the purposes of the proviso for the immediately proceeding sentence, beneficial ownership shall be determined in accordance with Section 13 (d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. Subject to the foregoing, the Lender shall not be limited to aggregate conversions of only 9.99%. The Lender may void the conversion limitation described in this section 5.5 upon 75 days prior notice to the Company. The Lender may allocate which of the equity of the Company deemed beneficially owned by the subscriber shall be included in the 9.99% amount described above and which shall be allocated to the excess above 9.99%. 6. Conditions Precedent to Initial and All Loans. The obligation of Lender to make each Loan will be subject to the satisfaction of all the following additional conditions precedent:

     6.1 No Event of Default. No event will have occurred and be continuing, and no event would result from the making of such Loan, that would constitute an Event of Default as defined herein.

     6.2 Note. Lender will have received the Note representing such Loan, executed by a duly authorized officer of Borrower.

     6.3 Representations True. All representations and warranties of Borrower contained in this Agreement or in any other Loan Documents will be true, correct and complete in all respects with the same effect as though such representations and warranties had been made on and as of the date such Loan is actually advanced (except to the extent such representations and warranties specifically relate to an earlier date, in which case they will be true, accurate and complete in all material respects as of such earlier date).

     6.4 All Agreements Performed. All agreements, obligations, conditions and covenants set forth in this Agreement and all other Loan Documents to be performed by Borrower through the date such Loan is advanced will have been duly performed and complied with in all respects.



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     6.5 No Sale Transaction. No Sale Transaction shall have occurred. A "Sale
Transaction" shall be deemed to have occurred upon the happening of any of the following events: (i) a merger or consolidation of the Borrower with or into another issuer; or (ii) the exchange or sale of all or a portion of the outstanding shares of the Borrower for securities of another issuer, or other consideration provided by such issuer or another party to such transaction; and in the case of either (i) or (ii), the Borrower's shareholders prior to the transaction, do not possess, immediately after such transaction, more than 50% of the voting power of the securities issued and outstanding of any one or more of the following: (x) the Borrower; (y) such other issuer; or (z) such other constituent party to the transaction; or a sale (other than in the ordinary course of business) of more than 90% of the Borrower's assets to a third party not an affiliate of the Borrower immediately prior to such transaction.

     6.6 As of the Closing Date, the Borrower is a fully reporting company with the class of securities registered pursuant to Section 12 (g) of the Securities and Exchange Act of 1934.

     6.7 No material adverse change in the Borrower's business or business prospects shall have occurred after the date of the most recent financial statements.

     6.8 The Borrower's Common Stock is listed on, and the Borrower's compliance with the listing requirements of the OTC Bulletin Board, Nasdaq SmallCap Market, American Stock Exchange, new York Stock Exchange or NASDAQ National Market System (any of the foregoing the "Principal Market").

     6.9 The Borrower has not received notice from Principal Market that the Borrower is not in compliance with the requirements for continued listing, which notice has not been resolved in a manner affirming the Borrower's compliance with such requirements.

7. Conditions Precedent to Additional Loans. In addition to the conditions precedent set forth in Section 6 above, Lender shall only be obligated to lend Borrower more than one tranche under this Agreement (in addition to the initial
Loan), if Borrower meets one of the following benchmarks:

          (i) Bona fide purchase order by the Saudi Arabian Licensee, as set forth in the License Agreement dated ___, 2004 with respect to the Saudi Arabian Territory to buy a minimum of 5 armored cars with VIP jamming equipment; or

          (ii) Bona Fide purchase order by a United States federal, state or local court, administrative agency or commission or other governmental authority or instrumentality (a "US Governmental Entity") for the purchase of a minimum of 3 VIP Bomb jammers; or

          (iii) Bona Fide purchase order by a US Governmental Entity in excess of $250,000; or

          (iv) Bona Fide purchase order by a foreign federal, state or local court, administrative agency or commission or other governmental authority or instrumentality (a "Foreign Governmental Entity") or a middleman representing a Foreign Government Entity in excess of $300,000; or

          (v) Bona Fide purchase order by a third-party non-affiliated Licensee or distributor in excess of $500,000; or

          (vi) Reduction in debt of in the minimum amount of $500,000 (the "Debt Reduction Amount"); provided however, in the event any issuance of common stock at greater than a 50% discount to market shall not be counted towards the Debt Reduction Amount.

     Notwithstanding the foregoing, in the event the Borrower wishes to borrow more than two tranches under this Credit Agreement, the Borrower must meet more than one of the foregoing benchmarks during the Credit Period.


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     8. Representations and Warranties of the Lenders. Each Lender, severally and not jointly, represents and warrants to Company as of the Closing Date (or additional Closing Date, as applicable) as follows:

          (a) Investment Intent: Authority. This Agreement is made with Lender in reliance upon Lender's representation to Company, evidenced by Lender's execution of this Agreement, that Lender is entering into this Agreement for investment for Lender's own account, not as nominee or agent, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the 1933 Act; provided, however, that by making the representations herein, Lender does not agree to hold any of the Conversion Stock for any minimum or other specific term and reserves the right to dispose of the Conversion Stock, at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act. Lender has the requisite right, power, authority and capacity to enter into and perform this Agreement and the Agreement will constitute a valid and binding obligation upon Lender, except as the same may be limited by bankruptcy, insolvency, moratorium, and other laws of general application affecting the enforcement of creditors' rights.

          (b) Knowledge and Experience. Lender (i) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Lender's entire prospective investment in the Company; (ii) has the ability to bear the economic risks of Lender's prospective investment;
(iii) has had all questions which have been asked by Lender satisfactorily answered by Company; and (iv) has not been offered the investment opportunity by any form of advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any such media. Lender represents and warrants that it is an "accredited investor" within the meaning of Rule 501 of Regulation D of the Securities Act.

     9. Other Covenants of Borrower. Borrower hereby covenants and agrees with Lender as follows.

       9.1 Financial and Other Information and Inspection. During the Credit Period, Borrower will provide to Lender all the reports and rights described below in this Section 9.1:

          (a) Annual Financial Information. As soon as practicable after the end of each fiscal year of Borrower, but no later than one hundred twenty (120) days thereafter, an audited consolidated balance sheet of Borrower and its subsidiaries as at the end of such fiscal year, and consolidated statements of income and cash flows of Borrower and its subsidiaries for such year, prepared in accordance with generally accepted accounting principles and setting forth in each case in comparative form the financial statements for the previous fiscal year, all in reasonable detail and audited and certified by independent public accountants acceptable to Lender.

          (b) Quarterly Financial Information. As soon as practicable after the end of each fiscal quarter of Borrower, and in any event within forty-five (45) days thereafter, an unaudited consolidated balance sheet of Borrower and its subsidiaries as at the end of such quarter and consolidated statements of income and cash flows of Borrower and its subsidiaries for each such quarter and for the fiscal year to date, prepared in accordance with generally accepted accounting principles, all in reasonable detail.

          (c) Inspection Rights. The right to visit and inspect any of the properties of Borrower or any of its subsidiaries, and to discuss its and their affairs and finances with its and their officers, all at such reasonable times and as often as may reasonably be requested by Lender.

          (d) Other Information. With reasonable promptness, such other information and data, including, without limitation, lists of property and accounts, budgets, agreements with insurers, forecasts, tax returns and reports, with respect to Borrower and its subsidiaries as may from time to time may be reasonably requested by Lender, and all such other information and communications (including, without limitation, notices of meetings of Borrower's shareholders) as Borrower will have supplied to its holders of any shares of its capital stock.

       9.2 Further Assurances. In addition to the obligations and documents which this Agreement expressly requires Borrower to execute, deliver and perform, Borrower will execute, deliver and perform, and will cause its subsidiaries to execute, deliver and perform, any and all further acts or documents which Lender may reasonably require in order to carry out the purposes of this Agreement or any of the other Loan Documents.


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     10. Events of Default of Borrower.

       10.1 The occurrence of any of the following events will constitute an "Event of Default ":

          (a) Borrower fails to pay any principal or any accrued interest under any Note or any Loan when the same is due and payable, or fails to pay any amount of principal or accrued interest due under any Note or any Loan on the Maturity Date therefor, and such failure to pay is not cured by Borrower within five (5) calendar days after Lender gives written notice of such failure to pay to Borrower;

          (b) any material representation or warranty made by or on behalf of Borrower in this Agreement or in any other Loan Document, or any statement or certificate that Borrower may at any time give in writing pursuant thereto or in connection therewith is false, misleading or incomplete in any material respect when made (or deemed to have been made);

          (c) Borrower fails or neglects to perform, keep or observe any covenant set forth in this Agreement or in any of the other Loan Documents, and the same has not been cured within ten (10) calendar days after Borrower becomes aware thereof;

          (d) Borrower or any of its subsidiaries becomes insolvent, or makes an assignment for the benefit of creditors, or applies for or consents to the appointment of a receiver, liquidator, custodian or trustee for it or for a substantial part of its property or business, or such a receiver, liquidator, custodian or trustee otherwise is appointed and is not discharged within thirty
(30) calendar days after such appointment; or

          (e) bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors are instituted by or against Borrower or any of its subsidiaries, or any order, judgment or decree is entered against Borrower or any such subsidiary decreeing its dissolution or liquidation; provided, however, with respect to an involuntary petition in bankruptcy, such petition is not have been dismissed within thirty (30) days after the filing of such petition.

       10.2 Remedies of Lender. Upon and after the occurrence of any Event of Default or Sale Transaction, Lender will have no further obligation to make any Loan or Loans to Borrower, and in addition, at Lender's sole option by written notice to Borrower, Lender take any one or more of the following actions:

          (a) Lender may immediately terminate the Commitment and all liabilities and obligations of Lender under this Agreement, without affecting Lender's rights under this Agreement and the Note(s);

          (b) Lender may declare the entire principal amount of and all accrued interest on the Note(s) and all Loans to immediately be due and payable in full, whereupon such amounts will immediately become due and payable in full, provided that in the case of an Event of Default listed in paragraph (d) or (e) of
Section 10.1, the principal and interest will immediately become due and payable without the requirement of any notice or other action by Lender; and

          (c) Exercise all rights and remedies granted under the Loan Documents or otherwise available to Lender at law or in equity.

       11. Registration Rights. The Company has agreed to provide the Lenders with certain registration rights as set forth in the attached Registration Rights Agreement executed concurrent herewith and made a part hereof.

       12. Miscellaneous.

          12.1 Survival. The representations and warranties of Borrower contained in or made pursuant to this Agreement and all the other Loan Documents will survive the execution and delivery of the Loan Documents.


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          12.2 Entire Agreement. This Agreement, the Note, and the exhibits and schedules attached hereto constitute the entire agreement and understanding among the parties with respect to the subject matter thereof and supersede any prior understandings or agreements of the parties with respect to such subject matter.

          12.3 Successors and Assigns. The terms and conditions of this Agreement will inure to the benefit of and be binding upon the respective successors and assigns of the parties; provided, however, that neither party may assign or delegate any of its rights or obligations hereunder or under any other Loan Document or any interest herein or therein without the other party's prior written consent.

          12.4 No Third Party Beneficiaries; Construction. Nothing in this Agreement, express or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. This Agreement and its exhibits are the result of negotiations between the parties and has been reviewed by each party hereto; accordingly, this Agreement will be deemed to be the product of the parties hereto, and no ambiguity will be construed in favor of or against any party.

          12.5 Governing Law. This Agreement will be governed by and construed in accordance with the internal laws of the State of New York as applied to agreements entered into solely between residents of, and to be performed entirely in, such State, without reference to that body of law relating to conflicts of law or choice of law.

          12.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed in original, but all of which together will constitute one and the same instrument.

          12.7 Notices. Any notice required or permitted under this Agreement will be given in writing and will be deemed effectively given upon personal delivery; upon confirmed transmission by telecopy or telex; or three (3) days following deposit with the United States Post Office, by certified or registered mail, postage prepaid, addressed:

                           To Borrower:

                           Security Intelligence Technologies, Inc.
                           145 Hugenot Street
                           New Rochelle, New York 10801
                           Fax: 914-654-1302
                           Attention: Chief Executive Officer


          To Lender: To The Address Set Forth In The Signature Pages Hereto or at such other address as such party may specify by written notice given in accordance with this Section.

          12.8 Modification; Waiver. This Agreement may be modified or amended only by a writing signed by both parties hereto. No waiver or consent with respect to this Agreement will be binding unless it is set forth in writing and signed by the party against whom such waiver is asserted. No course of dealing between Borrower and Lender will operate as a waiver or modification of any party's rights under this Agreement or any other Loan Document. No delay or failure on the part of either party in exercising any right or remedy under this Agreement or any other Loan Document will operate as a waiver of such right or any other right. A waiver given on one occasion will not be construed as a bar to, or as a waiver of, any right or remedy on any future occasion.

          12.9 Rights and Remedies Cumulative. The rights and remedies of Lender herein provided will be cumulative and not exclusive of any other rights or remedies provided by law or otherwise.

          12.10 Severability. Any invalidity, illegality or unenforceability of any provision of this Agreement in any jurisdiction will not invalidate or render illegal or unenforceable the remaining provisions hereof in such jurisdiction and will not invalidate or render illegal or unenforceable such provision in any other jurisdiction.


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          12.11 Attorneys' Fees. If any party hereto commences or maintains any action at law or in equity (including counterclaims or cross-complaints) against the other party hereto by reason of the breach or claimed breach of any term or provision of this Agreement or any other Loan Document, then the prevailing party in said action will be entitled to recover its reasonable attorney's fees and court costs incurred therein.

          12.12 Investment Banking Fees. It is hereby agreed that Atlas Capital Services, LLC has acted as an Investment Banker with respect to the Credit Agreement and shall receive a commission equal to: (i) 10% in cash of whatever funds are loaned to the Company under this Credit Agreement, and (ii) 10% of whatever funds are loaned to the Company under this Credit Agreement in the form of warrants to purchase common stock of the Company at the exercise price of $.10 per share. The warrants shall contain terms and conditions customary in a warrant of this kind and shall have piggy-back registration rights with the registration of the Conversion Stock. The cash portion of the fee shall be paid directly from the Lenders to Atlas.

            IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the Effective Date.

================================================================================
BORROWER                         LENDERS

By: /s/ Ben Jamil                GSM Communications, Inc.
  ------------------------------
Name:  Ben Jamil
Title:  Chief Executive Officer  By:       /s/ Leovigildo Lopez
                                 -----------------------------------------
                                 Name:     Leovigildo Lopez
                                 Title:    President
                                 Address:  1221 Brickell Avenue, Suite 900
                                           Miami, Florida 33131
                                 Fax No.   (305)
                                                 --------------
                                 Amount:   $65,000





                                 Kesef Equity Group, Inc

                                 By:       /s/ Victor Salimeo
                                 -----------------------------------------
                                 Name:     Victor Salimeo
                                 Title:    President
                                 Address:  14 Lyle Farm Lane
                                           Englishtown, NJ 07726

                                 Fax No.
                                           ------------------
                                 Amount:    $175,000





                                 Ostonian Securities Limited

                                 By:       /s/ Jose Masis
                                 -----------------------------------------
                                 Name:     Jose Masis
                                 Title:    President
                                 Address:  60 St. James  Street, 1st Floor
                                           London, England SW1 ALE

                                 Fax No.
                                            -------------------------
                                 Amount: $125,000

================================================================================

            IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the Effective Date.


===========================================================================================
BORROWER                               LENDERS
By: /s/ Ben Jamil                      Robert A. Schechter
   ------------------------------
Name: Ben Jamil
Title:  Chief Executive Officer        By:  /s/ Robert A Schechter
                                       ---------------------------------------------------
                                       Name:    Robert A. Schechter
                                       Address: c/o The Atlas Group of Companies, LLC
                                                135 East 57th Street, 26th Floor
                                                New York , New York 10022
                                       Fax No.  (212) 716-1501
                                       Amount:  $30,000




                                       Shimon S. Fishman

                                       By:  /s/ Shimon Fishman
                                       ----------------------------------------------------
                                       Name:    Shimon S. Fishman
                                       Address: c/o The Atlas Group of Companies, LLC
                                                135 East 57th Street, 26th Floor
                                                New York , New York 10022
                                       Fax No.  (212) 716-1501
                                       Amount:  $30,000





                                       Steven Pollan

                                       By:  /s/ Steven Pollan
                                       ----------------------------------------------------
                                       Name:    Steven Pollan
                                       Address: c/o Atlas Capital Services, LLC
                                                135 East 57th Street, 26th Floor
                                                New York , New York 10022
                                       Fax No.  (212) 267-3501
                                       Amount:  $20,000




                                       Atlas Equity Group, Inc.

                                       By   /s/  Michael D. Farkas
                                       ----------------------------------------------------
                                       Name:     Michael D. Farkas
                                       Title:    President
                                       Address:  1691 Michigan Avenue, Suite 425
                                                  Miami, Florida 33139
                                       Fax No.   (305) 539-0901
                                       Amount:   $55,000

===========================================================================================


THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                      REVOLVING CONVERTIBLE PROMISSORY NOTE
                      -------------------------------------

     This Revolving Convertible Promissory Note (this "Note") is made and delivered pursuant to that certain Revolving Convertible Credit Agreement dated as of June 10, 2004 between Borrower and Lender (as such terms are defined below), as such may be amended from time to time (the "Credit Agreement"). Unless otherwise defined herein, all capitalized terms used in this Note shall have the same meanings that are given to such terms in the Credit Agreement, the terms of which are incorporated into this Note by reference.

     1. Obligation. FOR VALUE RECEIVED, the undersigned, Security Intelligence Technologies, Inc., a Florida corporation ("Borrower") hereby promises to pay to the order of Robert A. Schechter, a resident of the State of New York, ("Lender" or "Holder") on or before June 30, 2005 (the "Maturity Date"), at Lender's principal place of business at c/o The Atlas Group of Companies, LLC 135 East 57th Street, 26th Floor, New York, New York 10022, or at such other place as Holder may direct, the principal sum of Thirty Thousand ($30,000.00) Dollars or so much thereof as may be advanced and outstanding, together with all interest accrued on unpaid principal, to be computed on each advance of a Loan from the date of its disbursement to Borrower, at a rate equal to 10% per annum (calculated on the basis of a 365/66-day year), compounded annually . As used herein, the term "Holder" shall initially mean Lender, and shall subsequently mean each person or entity to whom this Note is duly assigned. The outstanding unpaid principal balance of this Note at any time shall be the total principal amounts advanced hereunder by Holder less the amounts of payments of principal made hereon by Borrower, which balance may be endorsed hereon from time to time by Holder in accordance with Section 2. Payments of interest on this Note shall be payable on a quarterly basis, on the last business day of each calendar quarter.

     2. Recording of Loans and Payments. Holder is authorized to record on Schedule A hereto, and on any continuation(s) of such Schedule that may be attached to this Note: (a) the date and principal amount of each Loan advanced by Lender under the Credit Agreement; and (b) the date and amount of each payment or prepayment of principal and/or accrued interest of any Loan; which recordation will constitute prima facie evidence of the accuracy of the information so endorsed on Schedule A; provided however, that any failure to record such information on such Schedule or continuation thereof will not in any manner affect the obligations of Borrower to make payments of principal and interest in accordance with the terms of this Note. Holder will promptly provide Borrower with a copy of each recordation made by Holder on Schedule A attached hereto.

     3. Prepayment. Subject to the Conversion Rights set forth in Section 5 of the Credit Agreement, prepayment of unpaid principal and/or interest due under this Note may be made at any time without penalty as specified in the Credit Agreement. Unless otherwise agreed in writing by Holder, all payments will be made in lawful tender of the United States and will be applied (a) first, to the payment of accrued interest, and (b) second, (to the extent that the amount of such prepayment exceeds the amount of all such accrued interest), to the payment of principal.

     4. Conversion of Debt. Holder has the right to convert this Note in accordance with the Conversion Procedures set forth in the Credit Agreement.

     5. Default; Acceleration of Obligation. Borrower will be deemed to be in default under this Note and the outstanding unpaid principal balance of this Note, together with all interest accrued thereon, will immediately become due and payable in full, without the need for any further action on the part of Holder, upon the occurrence of any Event of Default (as defined in the Credit Agreement).

     6. Remedies on Default; Acceleration. Upon any Event of Default, Holder will have, in addition to its rights and remedies under this Note and the Credit Agreement, full recourse against any real, personal, tangible or intangible assets of Borrower, and may pursue any legal or equitable remedies that are available to Holder, and may declare the entire unpaid principal amount of this Note and all unpaid accrued interest under this Note to be immediately due and payable in full.

     7. Waiver and Amendment. Any provision of this Note may be amended or modified only by a writing signed by both Borrower and Holder. Except as provided below with respect to waivers by Borrower, no waiver or consent with respect to this Note will be binding or effective unless it is set forth in writing and signed by the party against whom such waiver is asserted. No course of dealing between Borrower and Holder will operate as a waiver or modification of any party's rights or obligations under this Note. No delay or failure on the part of either party in exercising any right or remedy under this Note will operate as a waiver of such right or any other right. A waiver given on one occasion will not be construed as a bar to, or as a waiver of, any right or remedy on any future occasion.

     8. Waivers of Borrower. Borrower hereby waives presentment, notice of non-payment, notice of dishonor, protest, demand and diligence. This Note may be amended only by a writing executed by Borrower and Holder.

     9. Governing Law. This Note will be governed by and construed in accordance with the internal laws of the State of New York as applied to agreements between residents thereof to be performed entirely within such State, without reference to that body of law relating to conflict of laws or choice of law.

     10. Severability; Headings. The invalidity or unenforceability of any term or provision of this Note will not affect the validity or enforceability of any other term or provision hereof. The headings in this Note are for convenience of reference only and will not alter or otherwise affect the meaning of this Note.

     11. Jurisdiction; Venue. Borrower, by its execution of this Note, hereby irrevocably submits to the in personam jurisdiction of the state courts of the State of New York and of the United States District Court for the Southern District of New York that are located in New York, New York, for the purpose of any suit, action or other proceeding arising out of or based upon this Note.

     12. Attorneys' Fees. If suit is brought for collection of this Note, Borrower agrees to pay all reasonable expenses, including attorneys' fees, incurred by Holder in connection therewith whether or not such suit is prosecuted to judgment.

     13. Assignment. This Note is not assignable by Holder without the written consent of Borrower. This Note may not be assigned or delegated by Borrower, whether by voluntary assignment or transfer, operation of law, merger or otherwise.

     14. Credit Agreement. This Note incorporates by reference all the provisions of the Credit Agreement, including but not limited to all provisions contained therein with respect to Events of Default, waivers, remedies and covenants, Conversion Rights, and the description of the benefits, rights and obligations of each of Borrower and Holder under the Credit Agreement.

     IN WITNESS WHEREOF, Borrower has executed this Note as of the date and year first above written.





                              BORROWER
                              SECURITY INTELLIGENCE TECHNOLOGIES, INC.



                              By: /s/ Ben Jamil
                              ----------------------------------------
                              Name: Ben Jamil
                              Title:  Chief Executive Officer

                                   SCHEDULE A
                          TO REVOLVING PROMISSORY NOTE
                     RECORD OF LOANS AND REPAYMENT OF LOANS
                     --------------------------------------

1.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.


                      REVOLVING CONVERTIBLE PROMISSORY NOTE
                      -------------------------------------

     This Revolving Convertible Promissory Note (this "Note") is made and delivered pursuant to that certain Revolving Convertible Credit Agreement dated as of June 10, 2004 between Borrower and Lender (as such terms are defined below), as such may be amended from time to time (the "Credit Agreement"). Unless otherwise defined herein, all capitalized terms used in this Note shall have the same meanings that are given to such terms in the Credit Agreement, the terms of which are incorporated into this Note by reference.

     1. Obligation. FOR VALUE RECEIVED, the undersigned, Security Intelligence Technologies, Inc., a Florida corporation ("Borrower") hereby promises to pay to the order of Shimon S. Fishman, a resident of the State of New York, ("Lender" or "Holder") on or before June 30, 2005 (the "Maturity Date"), at Lender's principal place of business at c/o The Atlas Group of Companies, LLC 135 East 57th Street, 26th Floor, New York, New York 10022, or at such other place as Holder may direct, the principal sum of Thirty Thousand ($30,000.00) Dollars or so much thereof as may be advanced and outstanding, together with all interest accrued on unpaid principal, to be computed on each advance of a Loan from the date of its disbursement to Borrower, at a rate equal to 10% per annum (calculated on the basis of a 365/66-day year), compounded annually . As used herein, the term "Holder" shall initially mean Lender, and shall subsequently mean each person or entity to whom this Note is duly assigned. The outstanding unpaid principal balance of this Note at any time shall be the total principal amounts advanced hereunder by Holder less the amounts of payments of principal made hereon by Borrower, which balance may be endorsed hereon from time to time by Holder in accordance with Section 2. Payments of interest on this Note shall be payable on a quarterly basis, on the last business day of each calendar quarter.

     2. Recording of Loans and Payments. Holder is authorized to record on Schedule A hereto, and on any continuation(s) of such Schedule that may be attached to this Note: (a) the date and principal amount of each Loan advanced by Lender under the Credit Agreement; and (b) the date and amount of each payment or prepayment of principal and/or accrued interest of any Loan; which recordation will constitute prima facie evidence of the accuracy of the information so endorsed on Schedule A; provided however, that any failure to record such information on such Schedule or continuation thereof will not in any manner affect the obligations of Borrower to make payments of principal and interest in accordance with the terms of this Note. Holder will promptly provide Borrower with a copy of each recordation made by Holder on Schedule A attached hereto.

     3. Prepayment. Subject to the Conversion Rights set forth in Section 5 of the Credit Agreement, prepayment of unpaid principal and/or interest due under this Note may be made at any time without penalty as specified in the Credit Agreement. Unless otherwise agreed in writing by Holder, all payments will be made in lawful tender of the United States and will be applied (a) first, to the payment of accrued interest, and (b) second, (to the extent that the amount of such prepayment exceeds the amount of all such accrued interest), to the payment of principal.

     4. Conversion of Debt. Holder has the right to convert this Note in accordance with the Conversion Procedures set forth in the Credit Agreement.

     5. Default; Acceleration of Obligation. Borrower will be deemed to be in default under this Note and the outstanding unpaid principal balance of this Note, together with all interest accrued thereon, will immediately become due and payable in full, without the need for any further action on the part of Holder, upon the occurrence of any Event of Default (as defined in the Credit Agreement).

     6. Remedies on Default; Acceleration. Upon any Event of Default, Holder will have, in addition to its rights and remedies under this Note and the Credit Agreement, full recourse against any real, personal, tangible or intangible assets of Borrower, and may pursue any legal or equitable remedies that are available to Holder, and may declare the entire unpaid principal amount of this Note and all unpaid accrued interest under this Note to be immediately due and payable in full.

     7. Waiver and Amendment. Any provision of this Note may be amended or modified only by a writing signed by both Borrower and Holder. Except as provided below with respect to waivers by Borrower, no waiver or consent with respect to this Note will be binding or effective unless it is set forth in writing and signed by the party against whom such waiver is asserted. No course of dealing between Borrower and Holder will operate as a waiver or modification of any party's rights or obligations under this Note. No delay or failure on the part of either party in exercising any right or remedy under this Note will operate as a waiver of such right or any other right. A waiver given on one occasion will not be construed as a bar to, or as a waiver of, any right or remedy on any future occasion.

     8. Waivers of Borrower. Borrower hereby waives presentment, notice of non-payment, notice of dishonor, protest, demand and diligence. This Note may be amended only by a writing executed by Borrower and Holder.

     9. Governing Law. This Note will be governed by and construed in accordance with the internal laws of the State of New York as applied to agreements between residents thereof to be performed entirely within such State, without reference to that body of law relating to conflict of laws or choice of law.

     10. Severability; Headings. The invalidity or unenforceability of any term or provision of this Note will not affect the validity or enforceability of any other term or provision hereof. The headings in this Note are for convenience of reference only and will not alter or otherwise affect the meaning of this Note.

     11. Jurisdiction; Venue. Borrower, by its execution of this Note, hereby irrevocably submits to the in personam jurisdiction of the state courts of the State of New York and of the United States District Court for the Southern District of New York that are located in New York, New York, for the purpose of any suit, action or other proceeding arising out of or based upon this Note.

     12. Attorneys' Fees. If suit is brought for collection of this Note, Borrower agrees to pay all reasonable expenses, including attorneys' fees, incurred by Holder in connection therewith whether or not such suit is prosecuted to judgment.

     13. Assignment. This Note is not assignable by Holder without the written consent of Borrower. This Note may not be assigned or delegated by Borrower, whether by voluntary assignment or transfer, operation of law, merger or otherwise.

     14. Credit Agreement. This Note incorporates by reference all the provisions of the Credit Agreement, including but not limited to all provisions contained therein with respect to Events of Default, waivers, remedies and covenants, Conversion Rights, and the description of the benefits, rights and obligations of each of Borrower and Holder under the Credit Agreement.

     IN WITNESS WHEREOF, Borrower has executed this Note as of the date and year first above written.

                                         BORROWER
                             SECURITY INTELLIGENCE TECHNOLOGIES, INC.



                             By: /s/ Ben Jamil
                             -----------------------------------------
                             Name: Ben Jamil
                             Title:  Chief Executive Officer

                                   SCHEDULE A
                          TO REVOLVING PROMISSORY NOTE
                     RECORD OF LOANS AND REPAYMENT OF LOANS
                     --------------------------------------

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.


                      REVOLVING CONVERTIBLE PROMISSORY NOTE
                      -------------------------------------

     This Revolving Convertible Promissory Note (this "Note") is made and delivered pursuant to that certain Revolving Convertible Credit Agreement dated as of June 10, 2004 between Borrower and Lender (as such terms are defined below), as such may be amended from time to time (the "Credit Agreement"). Unless otherwise defined herein, all capitalized terms used in this Note shall have the same meanings that are given to such terms in the Credit Agreement, the terms of which are incorporated into this Note by reference.

     1. Obligation. FOR VALUE RECEIVED, the undersigned, Security Intelligence Technologies, Inc., a Florida corporation ("Borrower") hereby promises to pay to the order of Steven Pollan, a resident of the State of New York, ("Lender" or "Holder") on or before June 30, 2005 (the "Maturity Date"), at Lender's principal place of business at c/o Atlas Capital Services, LLC 135 East 57th Street, 26th Floor, New York, New York 10022, or at such other place as Holder may direct, the principal sum of Twenty Thousand ($20,000.00) Dollars or so much thereof as may be advanced and outstanding, together with all interest accrued on unpaid principal, to be computed on each advance of a Loan from the date of its disbursement to Borrower, at a rate equal to 10% per annum (calculated on the basis of a 365/66-day year), compounded annually . As used herein, the term "Holder" shall initially mean Lender, and shall subsequently mean each person or entity to whom this Note is duly assigned. The outstanding unpaid principal balance of this Note at any time shall be the total principal amounts advanced hereunder by Holder less the amounts of payments of principal made hereon by Borrower, which balance may be endorsed hereon from time to time by Holder in accordance with Section 2. Payments of interest on this Note shall be payable on a quarterly basis, on the last business day of each calendar quarter.

     2. Recording of Loans and Payments. Holder is authorized to record on Schedule A hereto, and on any continuation(s) of such Schedule that may be attached to this Note: (a) the date and principal amount of each Loan advanced by Lender under the Credit Agreement; and (b) the date and amount of each payment or prepayment of principal and/or accrued interest of any Loan; which recordation will constitute prima facie evidence of the accuracy of the information so endorsed on Schedule A; provided however, that any failure to record such information on such Schedule or continuation thereof will not in any manner affect the obligations of Borrower to make payments of principal and interest in accordance with the terms of this Note. Holder will promptly provide Borrower with a copy of each recordation made by Holder on Schedule A attached hereto.

     3. Prepayment. Subject to the Conversion Rights set forth in Section 5 of the Credit Agreement, prepayment of unpaid principal and/or interest due under this Note may be made at any time without penalty as specified in the Credit Agreement. Unless otherwise agreed in writing by Holder, all payments will be made in lawful tender of the United States and will be applied (a) first, to the payment of accrued interest, and (b) second, (to the extent that the amount of such prepayment exceeds the amount of all such accrued interest), to the payment of principal.

     4. Conversion of Debt. Holder has the right to convert this Note in accordance with the Conversion Procedures set forth in the Credit Agreement.

     5. Default; Acceleration of Obligation. Borrower will be deemed to be in default under this Note and the outstanding unpaid principal balance of this Note, together with all interest accrued thereon, will immediately become due and payable in full, without the need for any further action on the part of Holder, upon the occurrence of any Event of Default (as defined in the Credit Agreement).

     6. Remedies on Default; Acceleration. Upon any Event of Default, Holder will have, in addition to its rights and remedies under this Note and the Credit Agreement, full recourse against any real, personal, tangible or intangible assets of Borrower, and may pursue any legal or equitable remedies that are available to Holder, and may declare the entire unpaid principal amount of this Note and all unpaid accrued interest under this Note to be immediately due and payable in full.

     7. Waiver and Amendment. Any provision of this Note may be amended or modified only by a writing signed by both Borrower and Holder. Except as provided below with respect to waivers by Borrower, no waiver or consent with respect to this Note will be binding or effective unless it is set forth in writing and signed by the party against whom such waiver is asserted. No course of dealing between Borrower and Holder will operate as a waiver or modification of any party's rights or obligations under this Note. No delay or failure on the part of either party in exercising any right or remedy under this Note will operate as a waiver of such right or any other right. A waiver given on one occasion will not be construed as a bar to, or as a waiver of, any right or remedy on any future occasion.

     8. Waivers of Borrower. Borrower hereby waives presentment, notice of non-payment, notice of dishonor, protest, demand and diligence. This Note may be amended only by a writing executed by Borrower and Holder.

     9. Governing Law. This Note will be governed by and construed in accordance with the internal laws of the State of New York as applied to agreements between residents thereof to be performed entirely within such State, without reference to that body of law relating to conflict of laws or choice of law.

     10. Severability; Headings. The invalidity or unenforceability of any term or provision of this Note will not affect the validity or enforceability of any other term or provision hereof. The headings in this Note are for convenience of reference only and will not alter or otherwise affect the meaning of this Note.

     11. Jurisdiction; Venue. Borrower, by its execution of this Note, hereby irrevocably submits to the in personam jurisdiction of the state courts of the State of New York and of the United States District Court for the Southern District of New York that are located in New York, New York, for the purpose of any suit, action or other proceeding arising out of or based upon this Note.

     12. Attorneys' Fees. If suit is brought for collection of this Note, Borrower agrees to pay all reasonable expenses, including attorneys' fees, incurred by Holder in connection therewith whether or not such suit is prosecuted to judgment.

     13. Assignment. This Note is not assignable by Holder without the written consent of Borrower. This Note may not be assigned or delegated by Borrower, whether by voluntary assignment or transfer, operation of law, merger or otherwise.

     14. Credit Agreement. This Note incorporates by reference all the provisions of the Credit Agreement, including but not limited to all provisions contained therein with respect to Events of Default, waivers, remedies and covenants, Conversion Rights, and the description of the benefits, rights and obligations of each of Borrower and Holder under the Credit Agreement.

     IN WITNESS WHEREOF, Borrower has executed this Note as of the date and year first above written.

                                     BORROWER
                                     SECURITY INTELLIGENCE TECHNOLOGIES, INC.



                                     By: /s/ Ben Jamil
                                     ----------------------------------------
                                     Name: Ben Jamil
                                     Title:  Chief Executive Officer

                                   SCHEDULE A
                          TO REVOLVING PROMISSORY NOTE
                     RECORD OF LOANS AND REPAYMENT OF LOANS
                     --------------------------------------

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.


                      REVOLVING CONVERTIBLE PROMISSORY NOTE
                      -------------------------------------

     This Revolving Convertible Promissory Note (this "Note") is made and delivered pursuant to that certain Revolving Convertible Credit Agreement dated as of June 10, 2004 between Borrower and Lender (as such terms are defined below), as such may be amended from time to time (the "Credit Agreement"). Unless otherwise defined herein, all capitalized terms used in this Note shall have the same meanings that are given to such terms in the Credit Agreement, the terms of which are incorporated into this Note by reference.

     1. Obligation. FOR VALUE RECEIVED, the undersigned, Security Intelligence Technologies, Inc., a Florida corporation ("Borrower") hereby promises to pay to the order of Kesef Equity Group, Inc., a ___________ Corporation ("Lender" or "Holder") on or before June 30, 2005 (the "Maturity Date"), at Lender's principal place of business at 14 Lyle Farm Lane, Englishtown, NJ 07726, or at such other place as Holder may direct, the principal sum of One Hundred Seventy Five Thousand ($175,000.00) Dollars or so much thereof as may be advanced and outstanding, together with all interest accrued on unpaid principal, to be computed on each advance of a Loan from the date of its disbursement to Borrower, at a rate equal to 10% per annum (calculated on the basis of a 365/66-day year), compounded annually . As used herein, the term "Holder" shall initially mean Lender, and shall subsequently mean each person or entity to whom this Note is duly assigned. The outstanding unpaid principal balance of this Note at any time shall be the total principal amounts advanced hereunder by Holder less the amounts of payments of principal made hereon by Borrower, which balance may be endorsed hereon from time to time by Holder in accordance with
Section 2. Payments of interest on this Note shall be payable on a quarterly basis, on the last business day of each calendar quarter.

     2. Recording of Loans and Payments. Holder is authorized to record on Schedule A hereto, and on any continuation(s) of such Schedule that may be attached to this Note: (a) the date and principal amount of each Loan advanced by Lender under the Credit Agreement; and (b) the date and amount of each payment or prepayment of principal and/or accrued interest of any Loan; which recordation will constitute prima facie evidence of the accuracy of the information so endorsed on Schedule A; provided however, that any failure to record such information on such Schedule or continuation thereof will not in any manner affect the obligations of Borrower to make payments of principal and interest in accordance with the terms of this Note. Holder will promptly provide Borrower with a copy of each recordation made by Holder on Schedule A attached hereto.

     3. Prepayment. Subject to the Conversion Rights set forth in Section 5 of the Credit Agreement, prepayment of unpaid principal and/or interest due under this Note may be made at any time without penalty as specified in the Credit Agreement. Unless otherwise agreed in writing by Holder, all payments will be made in lawful tender of the United States and will be applied (a) first, to the payment of accrued interest, and (b) second, (to the extent that the amount of such prepayment exceeds the amount of all such accrued interest), to the payment of principal.

     4. Conversion of Debt. Holder has the right to convert this Note in accordance with the Conversion Procedures set forth in the Credit Agreement.

     5. Default; Acceleration of Obligation. Borrower will be deemed to be in default under this Note and the outstanding unpaid principal balance of this Note, together with all interest accrued thereon, will immediately become due and payable in full, without the need for any further action on the part of Holder, upon the occurrence of any Event of Default (as defined in the Credit Agreement).

     6. Remedies on Default; Acceleration. Upon any Event of Default, Holder will have, in addition to its rights and remedies under this Note and the Credit Agreement, full recourse against any real, personal, tangible or intangible assets of Borrower, and may pursue any legal or equitable remedies that are available to Holder, and may declare the entire unpaid principal amount of this Note and all unpaid accrued interest under this Note to be immediately due and payable in full.

     7. Waiver and Amendment. Any provision of this Note may be amended or modified only by a writing signed by both Borrower and Holder. Except as provided below with respect to waivers by Borrower, no waiver or consent with respect to this Note will be binding or effective unless it is set forth in writing and signed by the party against whom such waiver is asserted. No course of dealing between Borrower and Holder will operate as a waiver or modification of any party's rights or obligations under this Note. No delay or failure on the part of either party in exercising any right or remedy under this Note will operate as a waiver of such right or any other right. A waiver given on one occasion will not be construed as a bar to, or as a waiver of, any right or remedy on any future occasion.

     8. Waivers of Borrower. Borrower hereby waives presentment, notice of non-payment, notice of dishonor, protest, demand and diligence. This Note may be amended only by a writing executed by Borrower and Holder.

     9. Governing Law. This Note will be governed by and construed in accordance with the internal laws of the State of New York as applied to agreements between residents thereof to be performed entirely within such State, without reference to that body of law relating to conflict of laws or choice of law.

     10. Severability; Headings. The invalidity or unenforceability of any term or provision of this Note will not affect the validity or enforceability of any other term or provision hereof. The headings in this Note are for convenience of reference only and will not alter or otherwise affect the meaning of this Note.

     11. Jurisdiction; Venue. Borrower, by its execution of this Note, hereby irrevocably submits to the in personam jurisdiction of the state courts of the State of New York and of the United States District Court for the Southern District of New York that are located in New York, New York, for the purpose of any suit, action or other proceeding arising out of or based upon this Note.

     12. Attorneys' Fees. If suit is brought for collection of this Note, Borrower agrees to pay all reasonable expenses, including attorneys' fees, incurred by Holder in connection therewith whether or not such suit is prosecuted to judgment.

     13. Assignment. This Note is not assignable by Holder without the written consent of Borrower. This Note may not be assigned or delegated by Borrower, whether by voluntary assignment or transfer, operation of law, merger or otherwise.

     14. Credit Agreement. This Note incorporates by reference all the provisions of the Credit Agreement, including but not limited to all provisions contained therein with respect to Events of Default, waivers, remedies and covenants, Conversion Rights, and the description of the benefits, rights and obligations of each of Borrower and Holder under the Credit Agreement.

     IN WITNESS WHEREOF, Borrower has executed this Note as of the date and year first above written.



                                BORROWER
                                SECURITY INTELLIGENCE TECHNOLOGIES, INC.



                                By: /s/ Ben Jamil
                                ----------------------------------------
                                Name: Ben Jamil
                                Title:  Chief Executive Officer

                                   SCHEDULE A
                          TO REVOLVING PROMISSORY NOTE
                     RECORD OF LOANS AND REPAYMENT OF LOANS
                     --------------------------------------

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.


                      REVOLVING CONVERTIBLE PROMISSORY NOTE
                      -------------------------------------

     This Revolving Convertible Promissory Note (this "Note") is made and delivered pursuant to that certain Revolving Convertible Credit Agreement dated as of June 10, 2004 between Borrower and Lender (as such terms are defined below), as such may be amended from time to time (the "Credit Agreement"). Unless otherwise defined herein, all capitalized terms used in this Note shall have the same meanings that are given to such terms in the Credit Agreement, the terms of which are incorporated into this Note by reference.

     1. Obligation. FOR VALUE RECEIVED, the undersigned, Security Intelligence Technologies, Inc., a Florida corporation ("Borrower") hereby promises to pay to the order of Ostonian Securities Limited, a ___________ Corporation ("Lender" or "Holder") on or before June 30, 2005 (the "Maturity Date"), at Lender's principal place of business at 60 St. James Street, 1st Floor, London England SW1 ALE, or at such other place as Holder may direct, the principal sum of One Hundred Twenty Five Thousand ($125,000.00) Dollars or so much thereof as may be advanced and outstanding, together with all interest accrued on unpaid principal, to be computed on each advance of a Loan from the date of its disbursement to Borrower, at a rate equal to 10% per annum (calculated on the basis of a 365/66-day year), compounded annually . As used herein, the term "Holder" shall initially mean Lender, and shall subsequently mean each person or entity to whom this Note is duly assigned. The outstanding unpaid principal balance of this Note at any time shall be the total principal amounts advanced hereunder by Holder less the amounts of payments of principal made hereon by Borrower, which balance may be endorsed hereon from time to time by Holder in accordance with Section 2. Payments of interest on this Note shall be payable on a quarterly basis, on the last business day of each calendar quarter.

     2. Recording of Loans and Payments. Holder is authorized to record on Schedule A hereto, and on any continuation(s) of such Schedule that may be attached to this Note: (a) the date and principal amount of each Loan advanced by Lender under the Credit Agreement; and (b) the date and amount of each payment or prepayment of principal and/or accrued interest of any Loan; which recordation will constitute prima facie evidence of the accuracy of the information so endorsed on Schedule A; provided however, that any failure to record such information on such Schedule or continuation thereof will not in any manner affect the obligations of Borrower to make payments of principal and interest in accordance with the terms of this Note. Holder will promptly provide Borrower with a copy of each recordation made by Holder on Schedule A attached hereto.

     3. Prepayment. Subject to the Conversion Rights set forth in Section 5 of the Credit Agreement, prepayment of unpaid principal and/or interest due under this Note may be made at any time without penalty as specified in the Credit Agreement. Unless otherwise agreed in writing by Holder, all payments will be made in lawful tender of the United States and will be applied (a) first, to the payment of accrued interest, and (b) second, (to the extent that the amount of such prepayment exceeds the amount of all such accrued interest), to the payment of principal.

     4. Conversion of Debt. Holder has the right to convert this Note in accordance with the Conversion Procedures set forth in the Credit Agreement.

     5. Default; Acceleration of Obligation. Borrower will be deemed to be in default under this Note and the outstanding unpaid principal balance of this Note, together with all interest accrued thereon, will immediately become due and payable in full, without the need for any further action on the part of Holder, upon the occurrence of any Event of Default (as defined in the Credit Agreement).

     6. Remedies on Default; Acceleration. Upon any Event of Default, Holder will have, in addition to its rights and remedies under this Note and the Credit Agreement, full recourse against any real, personal, tangible or intangible assets of Borrower, and may pursue any legal or equitable remedies that are available to Holder, and may declare the entire unpaid principal amount of this Note and all unpaid accrued interest under this Note to be immediately due and payable in full.

     7. Waiver and Amendment. Any provision of this Note may be amended or modified only by a writing signed by both Borrower and Holder. Except as provided below with respect to waivers by Borrower, no waiver or consent with respect to this Note will be binding or effective unless it is set forth in writing and signed by the party against whom such waiver is asserted. No course of dealing between Borrower and Holder will operate as a waiver or modification of any party's rights or obligations under this Note. No delay or failure on the part of either party in exercising any right or remedy under this Note will operate as a waiver of such right or any other right. A waiver given on one occasion will not be construed as a bar to, or as a waiver of, any right or remedy on any future occasion.

     8. Waivers of Borrower. Borrower hereby waives presentment, notice of non-payment, notice of dishonor, protest, demand and diligence. This Note may be amended only by a writing executed by Borrower and Holder.

     9. Governing Law. This Note will be governed by and construed in accordance with the internal laws of the State of New York as applied to agreements between residents thereof to be performed entirely within such State, without reference to that body of law relating to conflict of laws or choice of law.

     10. Severability; Headings. The invalidity or unenforceability of any term or provision of this Note will not affect the validity or enforceability of any other term or provision hereof. The headings in this Note are for convenience of reference only and will not alter or otherwise affect the meaning of this Note.

     11. Jurisdiction; Venue. Borrower, by its execution of this Note, hereby irrevocably submits to the in personam jurisdiction of the state courts of the State of New York and of the United States District Court for the Southern District of New York that are located in New York, New York, for the purpose of any suit, action or other proceeding arising out of or based upon this Note.

     12. Attorneys' Fees. If suit is brought for collection of this Note, Borrower agrees to pay all reasonable expenses, including attorneys' fees, incurred by Holder in connection therewith whether or not such suit is prosecuted to judgment.

     13. Assignment. This Note is not assignable by Holder without the written consent of Borrower. This Note may not be assigned or delegated by Borrower, whether by voluntary assignment or transfer, operation of law, merger or otherwise.

     14. Credit Agreement. This Note incorporates by reference all the provisions of the Credit Agreement, including but not limited to all provisions contained therein with respect to Events of Default, waivers, remedies and covenants, Conversion Rights, and the description of the benefits, rights and obligations of each of Borrower and Holder under the Credit Agreement.

     IN WITNESS WHEREOF, Borrower has executed this Note as of the date and year first above written.

                                  BORROWER
                                  SECURITY INTELLIGENCE TECHNOLOGIES, INC.



                                  By: /s/ Ben Jamil
                                  ----------------------------------------
                                  Name: Ben Jamil
                                  Title:  Chief Executive Officer

                                   SCHEDULE A
                          TO REVOLVING PROMISSORY NOTE
                     RECORD OF LOANS AND REPAYMENT OF LOANS
                     --------------------------------------

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.


                      REVOLVING CONVERTIBLE PROMISSORY NOTE
                      -------------------------------------

     This Revolving Convertible Promissory Note (this "Note") is made and delivered pursuant to that certain Revolving Convertible Credit Agreement dated as of June 10, 2004 between Borrower and Lender (as such terms are defined below), as such may be amended from time to time (the "Credit Agreement"). Unless otherwise defined herein, all capitalized terms used in this Note shall have the same meanings that are given to such terms in the Credit Agreement, the terms of which are incorporated into this Note by reference.

     1. Obligation. FOR VALUE RECEIVED, the undersigned, Security Intelligence Technologies, Inc., a Florida corporation ("Borrower") hereby promises to pay to the order of Atlas Equity Group, Inc., a Florida Corporation ("Lender" or "Holder") on or before June 30, 2005 (the "Maturity Date"), at Lender's principal place of business at 1691 Michigan Avenue, Suite 425 Miami, Florida 33139, or at such other place as Holder may direct, the principal sum of Fifty Five Thousand ($55,000.00) Dollars or so much thereof as may be advanced and outstanding, together with all interest accrued on unpaid principal, to be computed on each advance of a Loan from the date of its disbursement to Borrower, at a rate equal to 10% per annum (calculated on the basis of a 365/66-day year), compounded annually . As used herein, the term "Holder" shall initially mean Lender, and shall subsequently mean each person or entity to whom this Note is duly assigned. The outstanding unpaid principal balance of this Note at any time shall be the total principal amounts advanced hereunder by Holder less the amounts of payments of principal made hereon by Borrower, which balance may be endorsed hereon from time to time by Holder in accordance with
Section 2. Payments of interest on this Note shall be payable on a quarterly basis, on the last business day of each calendar quarter.

     2. Recording of Loans and Payments. Holder is authorized to record on Schedule A hereto, and on any continuation(s) of such Schedule that may be attached to this Note: (a) the date and principal amount of each Loan advanced by Lender under the Credit Agreement; and (b) the date and amount of each payment or prepayment of principal and/or accrued interest of any Loan; which recordation will constitute prima facie evidence of the accuracy of the information so endorsed on Schedule A; provided however, that any failure to record such information on such Schedule or continuation thereof will not in any manner affect the obligations of Borrower to make payments of principal and interest in accordance with the terms of this Note. Holder will promptly provide Borrower with a copy of each recordation made by Holder on Schedule A attached hereto.

     3. Prepayment. Subject to the Conversion Rights set forth in Section 5 of the Credit Agreement, prepayment of unpaid principal and/or interest due under this Note may be made at any time without penalty as specified in the Credit Agreement. Unless otherwise agreed in writing by Holder, all payments will be made in lawful tender of the United States and will be applied (a) first, to the payment of accrued interest, and (b) second, (to the extent that the amount of such prepayment exceeds the amount of all such accrued interest), to the payment of principal.

     4. Conversion of Debt. Holder has the right to convert this Note in accordance with the Conversion Procedures set forth in the Credit Agreement.

     5. Default; Acceleration of Obligation. Borrower will be deemed to be in default under this Note and the outstanding unpaid principal balance of this Note, together with all interest accrued thereon, will immediately become due and payable in full, without the need for any further action on the part of Holder, upon the occurrence of any Event of Default (as defined in the Credit Agreement).

     6. Remedies on Default; Acceleration. Upon any Event of Default, Holder will have, in addition to its rights and remedies under this Note and the Credit Agreement, full recourse against any real, personal, tangible or intangible assets of Borrower, and may pursue any legal or equitable remedies that are available to Holder, and may declare the entire unpaid principal amount of this Note and all unpaid accrued interest under this Note to be immediately due and payable in full.

     7. Waiver and Amendment. Any provision of this Note may be amended or modified only by a writing signed by both Borrower and Holder. Except as provided below with respect to waivers by Borrower, no waiver or consent with respect to this Note will be binding or effective unless it is set forth in writing and signed by the party against whom such waiver is asserted. No course of dealing between Borrower and Holder will operate as a waiver or modification of any party's rights or obligations under this Note. No delay or failure on the part of either party in exercising any right or remedy under this Note will operate as a waiver of such right or any other right. A waiver given on one occasion will not be construed as a bar to, or as a waiver of, any right or remedy on any future occasion.

     8. Waivers of Borrower. Borrower hereby waives presentment, notice of non-payment, notice of dishonor, protest, demand and diligence. This Note may be amended only by a writing executed by Borrower and Holder.

     9. Governing Law. This Note will be governed by and construed in accordance with the internal laws of the State of New York as applied to agreements between residents thereof to be performed entirely within such State, without reference to that body of law relating to conflict of laws or choice of law.

     10. Severability; Headings. The invalidity or unenforceability of any term or provision of this Note will not affect the validity or enforceability of any other term or provision hereof. The headings in this Note are for convenience of reference only and will not alter or otherwise affect the meaning of this Note.

     11. Jurisdiction; Venue. Borrower, by its execution of this Note, hereby irrevocably submits to the in personam jurisdiction of the state courts of the State of New York and of the United States District Court for the Southern District of New York that are located in New York, New York, for the purpose of any suit, action or other proceeding arising out of or based upon this Note.

     12. Attorneys' Fees. If suit is brought for collection of this Note, Borrower agrees to pay all reasonable expenses, including attorneys' fees, incurred by Holder in connection therewith whether or not such suit is prosecuted to judgment.

     13. Assignment. This Note is not assignable by Holder without the written consent of Borrower. This Note may not be assigned or delegated by Borrower, whether by voluntary assignment or transfer, operation of law, merger or otherwise.

     14. Credit Agreement. This Note incorporates by reference all the provisions of the Credit Agreement, including but not limited to all provisions contained therein with respect to Events of Default, waivers, remedies and covenants, Conversion Rights, and the description of the benefits, rights and obligations of each of Borrower and Holder under the Credit Agreement.

         IN WITNESS WHEREOF, Borrower has executed this Note as of the date and year first above written.




                            BORROWER
                            SECURITY INTELLIGENCE TECHNOLOGIES, INC.



                            By: /s/ Ben Jamil
                            -----------------------------------------
                            Name: Ben Jamil
                            Title:  Chief Executive Officer

                                   SCHEDULE A
                          TO REVOLVING PROMISSORY NOTE
                     RECORD OF LOANS AND REPAYMENT OF LOANS
                     --------------------------------------

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.


                      REVOLVING CONVERTIBLE PROMISSORY NOTE
                      -------------------------------------

     This Revolving Convertible Promissory Note (this "Note") is made and delivered pursuant to that certain Revolving Convertible Credit Agreement dated as of June 10, 2004 between Borrower and Lender (as such terms are defined below), as such may be amended from time to time (the "Credit Agreement"). Unless otherwise defined herein, all capitalized terms used in this Note shall have the same meanings that are given to such terms in the Credit Agreement, the terms of which are incorporated into this Note by reference.

     1. Obligation. FOR VALUE RECEIVED, the undersigned, Security Intelligence Technologies, Inc., a Florida corporation ("Borrower") hereby promises to pay to the order of GSM Communications, Inc., a Florida Corporation ("Lender" or "Holder") on or before June 30, 2005 (the "Maturity Date"), at Lender's principal place of business at 1221 Brickell Avenue, Suite 900, Miami, Florida 33131, or at such other place as Holder may direct, the principal sum of Sixty Five Thousand ($65,000.00) Dollars or so much thereof as may be advanced and outstanding, together with all interest accrued on unpaid principal, to be computed on each advance of a Loan from the date of its disbursement to Borrower, at a rate equal to 10% per annum (calculated on the basis of a 365/66-day year), compounded annually . As used herein, the term "Holder" shall initially mean Lender, and shall subsequently mean each person or entity to whom this Note is duly assigned. The outstanding unpaid principal balance of this Note at any time shall be the total principal amounts advanced hereunder by Holder less the amounts of payments of principal made hereon by Borrower, which balance may be endorsed hereon from time to time by Holder in accordance with
Section 2. Payments of interest on this Note shall be payable on a quarterly basis, on the last business day of each calendar quarter.

     2. Recording of Loans and Payments. Holder is authorized to record on Schedule A hereto, and on any continuation(s) of such Schedule that may be attached to this Note: (a) the date and principal amount of each Loan advanced by Lender under the Credit Agreement; and (b) the date and amount of each payment or prepayment of principal and/or accrued interest of any Loan; which recordation will constitute prima facie evidence of the accuracy of the information so endorsed on Schedule A; provided however, that any failure to record such information on such Schedule or continuation thereof will not in any manner affect the obligations of Borrower to make payments of principal and interest in accordance with the terms of this Note. Holder will promptly provide Borrower with a copy of each recordation made by Holder on Schedule A attached hereto.

     3. Prepayment. Subject to the Conversion Rights set forth in Section 5 of the Credit Agreement, prepayment of unpaid principal and/or interest due under this Note may be made at any time without penalty as specified in the Credit Agreement. Unless otherwise agreed in writing by Holder, all payments will be made in lawful tender of the United States and will be applied (a) first, to the payment of accrued interest, and (b) second, (to the extent that the amount of such prepayment exceeds the amount of all such accrued interest), to the payment of principal.

     4. Conversion of Debt. Holder has the right to convert this Note in accordance with the Conversion Procedures set forth in the Credit Agreement.

     5. Default; Acceleration of Obligation. Borrower will be deemed to be in default under this Note and the outstanding unpaid principal balance of this Note, together with all interest accrued thereon, will immediately become due and payable in full, without the need for any further action on the part of Holder, upon the occurrence of any Event of Default (as defined in the Credit Agreement).

     6. Remedies on Default; Acceleration. Upon any Event of Default, Holder will have, in addition to its rights and remedies under this Note and the Credit Agreement, full recourse against any real, personal, tangible or intangible assets of Borrower, and may pursue any legal or equitable remedies that are available to Holder, and may declare the entire unpaid principal amount of this Note and all unpaid accrued interest under this Note to be immediately due and payable in full.

     7. Waiver and Amendment. Any provision of this Note may be amended or modified only by a writing signed by both Borrower and Holder. Except as provided below with respect to waivers by Borrower, no waiver or consent with respect to this Note will be binding or effective unless it is set forth in writing and signed by the party against whom such waiver is asserted. No course of dealing between Borrower and Holder will operate as a waiver or modification of any party's rights or obligations under this Note. No delay or failure on the part of either party in exercising any right or remedy under this Note will operate as a waiver of such right or any other right. A waiver given on one occasion will not be construed as a bar to, or as a waiver of, any right or remedy on any future occasion.

     8. Waivers of Borrower. Borrower hereby waives presentment, notice of non-payment, notice of dishonor, protest, demand and diligence. This Note may be amended only by a writing executed by Borrower and Holder.

     9. Governing Law. This Note will be governed by and construed in accordance with the internal laws of the State of New York as applied to agreements between residents thereof to be performed entirely within such State, without reference to that body of law relating to conflict of laws or choice of law.

     10. Severability; Headings. The invalidity or unenforceability of any term or provision of this Note will not affect the validity or enforceability of any other term or provision hereof. The headings in this Note are for convenience of reference only and will not alter or otherwise affect the meaning of this Note.

     11. Jurisdiction; Venue. Borrower, by its execution of this Note, hereby irrevocably submits to the in personam jurisdiction of the state courts of the State of New York and of the United States District Court for the Southern District of New York that are located in New York, New York, for the purpose of any suit, action or other proceeding arising out of or based upon this Note.

     12. Attorneys' Fees. If suit is brought for collection of this Note, Borrower agrees to pay all reasonable expenses, including attorneys' fees, incurred by Holder in connection therewith whether or not such suit is prosecuted to judgment.

     13. Assignment. This Note is not assignable by Holder without the written consent of Borrower. This Note may not be assigned or delegated by Borrower, whether by voluntary assignment or transfer, operation of law, merger or otherwise.

     14. Credit Agreement. This Note incorporates by reference all the provisions of the Credit Agreement, including but not limited to all provisions contained therein with respect to Events of Default, waivers, remedies and covenants, Conversion Rights, and the description of the benefits, rights and obligations of each of Borrower and Holder under the Credit Agreement.

     IN WITNESS WHEREOF, Borrower has executed this Note as of the date and year first above written.



                                       BORROWER
                                       SECURITY INTELLIGENCE TECHNOLOGIES, INC.



                                       By: /s/ Ben Jamil
                                       ----------------------------------------
                                       Name: Ben Jamil
                                       Title:  Chief Executive Officer

                                   SCHEDULE A
                          TO REVOLVING PROMISSORY NOTE
                     RECORD OF LOANS AND REPAYMENT OF LOANS
                     --------------------------------------

                          REGISTRATION RIGHTS AGREEMENT


REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of June 10, 2004, by and among Security Intelligence Technologies, Inc., a Florida corporation (the "Company"), and the undersigned Lenders (each, a "Lender" and collectively, the "Lenders").

                                    WHEREAS:

     A. In connection with the Revolving Convertible Credit Agreement by and among the parties hereto of even date herewith (the "Credit Agreement"), the Company has agreed, upon the terms and subject to the conditions of the Credit Agreement, to issue to the Lenders shares of the Company's common stock, par value $0.0001 per share (the "Common Stock") upon the conversion of the Loans into Common Stock;
     B. To induce the Lenders to execute and deliver the Credit Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws. NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Lenders hereby agree as follows:

     DEFINITIONS.
     ------------

          As used in this Agreement, the following terms shall have the following meanings:

          "Lender" means a Lender, any transferee or assignee thereof to whom a Lender assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

          "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a governmental or any department or agency thereof.

          "Register," "registered," and "registration" refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the "SEC").

          "Registrable Securities" means the Common Stock issued or issuable to the Lender pursuant to the Credit Agreement (and any shares of capital stock issued or issuable with respect to the Common Stock as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise.)

          "Registration Statement" means a registration statement or registration statements of the Company filed under the 1933 Act covering the Registrable Securities. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

     REGISTRATION.
     -------------

          Mandatory Registration. The Company shall prepare, and, as soon as practicable but in no event later than 30 days after the expiration of the Credit Period (the "Filing Deadline"), file with the SEC a Registration Statement on Form SB-2 covering the resale of all of the Registrable Securities. In the event that Form SB-2 is unavailable for such a registration, the Company shall use such other form as is available for such a registration, subject to the provisions of Section 2(b) and shall contain the "Plan of Distribution" attached hereto as Annex A. The Company shall use its best efforts to have the Registration Statement declared effective by the SEC as soon as practicable prior to the 120th day following the Filing Deadline (the "Effectiveness Date"); provided, however, the Effectiveness Date shall be the 120th day following the Filing Deadline if the SEC reviews and provides comments on the Registration Statement.

    RELATED OBLIGATIONS.
    --------------------

          At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a), the Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

          The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the applicable Registrable Securities (but in no event later than the applicable Filing Deadline) and use its best efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as practicable after such filing prior to the Effectiveness Date. The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Lenders may sell all of the Registrable Securities covered by such Registration Statement without restriction pursuant to Rule 144(k) (or successor thereto) promulgated under the 1933 Act or (ii) the date on which the Lenders shall have sold all the Registrable Securities covered by such Registration Statement (the "Registration Period"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The term "best efforts" shall mean, among other things, that the Company shall submit to the SEC, within two (2) business days after the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on the Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than 48 hours after the submission of such request.

          The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Company shall have incorporated such report by reference into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

          The Company shall furnish to each Lender whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of any Registration Statement, ten (10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Lender may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as such Lender may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Lender.

          The Company shall use its best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by the Lenders of the Registrable Securities covered by a Registration Statement under such other securities or "blue sky" laws of all the states of the United States, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify each Lender who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

          The Company shall notify each Lender in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to each Lender(or such other number of copies as such Lender may reasonably request). The Company shall also promptly notify each Lender in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to each Lenderby facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

          The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify each Lender who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

          The Company shall use its best efforts either to (i) cause all the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure designation and quotation of all the Registrable Securities covered by the Registration Statement on the Nasdaq National Market, or (iii) if, despite the Company's best efforts to satisfy the preceding clause (i) or (ii), the Company is unsuccessful in satisfying the preceding clause (i) or (ii), to secure the inclusion for quotation on The Nasdaq SmallCap Market for such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(g).

          The Company shall cooperate with the Lenders who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Lenders may reasonably request and registered in such names as the Lenders may request.

          The Company shall provide a transfer agent and registrar of all such Registrable Securities not later than the effective date of the applicable Registration Statement.

          If requested by an Lender, the Company shall (i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as an Lender requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as practicable, supplement or make amendments to any Registration Statement if reasonably requested by an Lender of such Registrable Securities.

          Within two (2) business days after a Registration Statement which covers applicable Registrable Securities is ordered effective by the SEC, the Company shall deliver to Lenders confirmation that such Registration Statement has been declared effective by the SEC.

     OBLIGATIONS OF THE LENDORS.
     ---------------------------

          Not less than two days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall furnish to the Lenders copies of the Registration Statement to be filed. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Lenders of a majority of the Registrable Securities shall reasonably object in good faith or for which a Lender shall have notified the Company or its counsel that the information for such Lender is not correct.

          Each Lender, by such Lender's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Lender has notified the Company in writing of such Lender's election to exclude all of such Lender's Registrable Securities from such Registration Statement.

          Each Lender agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of 3(e), such Lender will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Lender's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or the first sentence of 3(e) or receipt of notice that no supplement or amendment is required.

     EXPENSES OF REGISTRATION.
     -------------------------

          All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company ("Registration Expense") shall be paid directly by the Lenders in accordance with their Pro Rata amount; provided however, that such Registration Expense shall be deemed a Loan to the Company on the same terms and conditions set forth in the Credit Agreement; provided further however, that the Lender's obligation for such Registration Expense shall not exceed $50,000. Notwithstanding the foregoing, any additional Registration Expense in excess of $50,000 shall be the obligation of and be paid by the Company.

     INDEMNIFICATION.
     ----------------

          In the event any Registrable Securities are included in a Registration Statement under this Agreement:

          To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Lender, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls any Lender within the meaning of the 1933 Act and of the 1934 Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several, (collectively, "Claims") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("Indemnified Damages"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("Blue Sky Filing"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or
(iv) any material violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, "Violations"). Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c), and if such new prospectus will have cured the defect giving rise to such Claims; (ii) with respect to any preliminary prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(c), and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation and such Indemnified Person, notwithstanding such advice, used it; and (iii) shall not be available to the extent such Claim is based on a failure of the Lender to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(d) and if such new prospectus will have cured the defect giving rise to such Claims;
(iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Lenders pursuant to Section 9.

          In connection with any Registration Statement in which an Lender is participating, each such Lender agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each an "Indemnified Party"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Lender expressly for use in connection with such Registration Statement; and, subject to Section 6(c), such Lender will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Lender; provided, further, however, that the Lender shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Lender as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Lenders pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

          Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an

Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party or the indemnified party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Lenders holding a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person apprized as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

          The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

          The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

     CONTRIBUTION.
     -------------

          To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that:
(i) no person involved in the sale of Registrable Securities, which person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale, shall be entitled to contribution from any person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement.

     REPORTS UNDER THE 1934 ACT.
     ---------------------------

          With a view to making available to the Lenders the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Lenders to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

          make and keep public information available, as those terms are understood and defined in Rule 144;

          file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 4(c) of the Credit Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and
          furnish to each Lender so long as such Lender owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the investors to sell such securities pursuant to Rule 144 without registration.

     ASSIGNMENT OF REGISTRATION RIGHTS.
     ----------------------------------

          The rights under this Agreement shall be automatically assignable by the Lenders to any transferee of all or any portion of Registrable Securities if: (i) the Lender agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such transfer or assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) if applicable, immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws;
(iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Credit Agreement. At the transferees request, the Company shall promptly prepare and file any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder to include such transferee.

     AMENDMENT OF REGISTRATION RIGHTS.
     ---------------------------------

          Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Lenders who then hold two-thirds of the Registrable Securities, other than any amendments to the timing and length of filing and effectiveness of a Registration Statement or the consequences for failure of the Company to timely perform such obligations, which require the consent of each affected Lender. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Lender and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement. Notwithstanding the foregoing, the Company and the Lenders agree that this Agreement shall be automatically amended without further action by the Company and the Lenders to add additional investors to this Agreement who purchase Common Stock in Additional Closings as defined in Section 2 of the Credit Agreement.

     OTHER REGISTRATION STATEMENTS; PIGGY-BACK REGISTRATIONS.
     --------------------------------------------------------

          Prior to the eleventh (11th) day after the Company files the Registration Statement, the Company shall not file a registration statement (including any shelf registration statements) (other than on Form S-8) with the Commission with respect to any securities of the Company.

          If at any time during the Registration Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the 1933 Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Lender written notice of such determination and, if within fifteen days after receipt of such notice, any such Lender shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such holder requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights.

     MISCELLANEOUS.
     --------------

          A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

          Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                   If to the Company:
                           Security Intelligence Technologies, Inc.
                           145 Huguenot Street
                           New Rochelle, NY 10801
                           Telephone:     914-654-8700
                           Facsimile:     914-654-1302
                           Attention:     Chief Executive Officer

If to the Lender, to its address and facsimile number set forth on the Schedule of Lenders attached hereto, with copies to such Lender's representatives as set forth on the Schedule of Lenders, or to such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

          Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

          All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

          This Agreement, the Credit Agreement, and the Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Credit Agreement and the Loan Documents supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

          Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

          The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

          Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          All consents and other determinations required to be made by the Lenders pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by Lenders holding at least a majority of the Registrable Securities.

          The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

          The obligations of each Lender hereunder are several and not joint with the obligations of any other Lender hereunder, and no Lender shall be responsible in any way for the performance of the obligations of any other Lender hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Lender pursuant hereto or thereto, shall be deemed to constitute the Lenders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Lenders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Lender shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

          This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

                                   * * * * * *

          IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the Effective Date.


================================================================================
BORROWER                                 LENDERS

By: /s/ Ben Jamil                        GSM Communications, Inc.
--------------------------------------
Name:
Title:                                   By:   /s/  Leovigildo Lopez
                                         -------------------------------------
                                         Name:    Leovigildo Lopez
                                         Title:   President
                                         Address: 1221 Brickell Avenue, Suite 900
                                                  Miami, Florida 33131
                                         Fax No.  (305)
                                                        -------------



                                         Kesef Equity Group, Inc

                                         By:  /s/   Victor Salimeo
                                         -------------------------------------
                                         Name:      Victor Salimeo
                                         Title:     President
                                         Address:   14 Lyle Farm Lane
                                                    Englishtown, NJ 07726

                                         Fax No.
                                                    ------------------




                                         Ostonian Securities Limited

                                         By:  /s/   Jose Masis
                                        --------------------------------------
                                         Name:      Jose Masis
                                         Title:     President
                                         Address:   60 St.James Street, 1st Floor
                                                    London, England SW1 ALE

                                         Fax No.
                                                    -------------------------

================================================================================

            IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the Effective Date.

===========================================================================================
BORROWER                                LENDERS

By:                                     Robert A. Schechter
---------------------------------------
Name:
Title:                                  By: /s/   Robert A. Schechter
                                        -----------------------------------------------
                                        Name:     Robert A. Schechter
                                        Address:  c/o The Atlas Group of Companies, LLC
                                                  135 East 57th Street, 26th Floor
                                                  New York , New York 10022
                                        Fax No.   (212) 716-1501





                                        Shimon S. Fishman
                                        ----------------------------------------------
                                        By: /s/   Shimon Fishman

                                        Name:    Shimon S. Fishman
                                        Address: c/o The Atlas Group of Companies, LLC
                                                 135 East 57th Street, 26th Floor
                                                 New York , New York 10022
                                        Fax No.  (212) 716-1501




                                        Steven Pollan

                                        By: /s/   Steven Pollan
                                        -----------------------------------------------
                                        Name:    Steven Pollan
                                        Address: c/o Atlas Capital Services, LLC
                                                 135 East 57th Street, 26th Floor
                                                 New York , New York 10022
                                        Fax No.  (212) 267-3501




                                        Atlas Equity Group, Inc.

                                        By: /s/ Michael D. Farkas
                                        -----------------------------------------------
                                        Name:     Michael D. Farkas
                                        Title:    President
                                        Address:  1691 Michigan Avenue, Suite 425
                                                  Miami, Florida 33139
                                        Fax No.  (305) 539-0901

================================================================================

                                     Annex A
                              Plan of Distribution

The Selling Stockholders and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The Selling Stockholders may use any one or more of the following methods when selling shares:

ordinary brokerage transactions and transactions in which the broker dealer solicits purchasers;

block trades in which the broker dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

purchases by a broker dealer as principal and resale by the broker dealer for its account;

an exchange distribution in accordance with the rules of the applicable exchange;

privately negotiated transactions;

short sales

broker dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

a combination of any such methods of sale; and

any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

Broker dealers engaged by the Selling Stockholders may arrange for other brokers dealers to participate in sales. Broker dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The Selling Stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

The Selling Stockholder may from time to time pledge or grant a security interest in some or all of the Shares or common stock or Warrant owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of Selling Stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

The Selling Stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The Selling Stockholders and any broker dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. The Selling Stockholders have informed the Company that it does not have any agreement or understanding, directly or indirectly, with any person to distribute the Common Stock.

The Company is required to pay all fees and expenses incident to the registration of the shares. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

                                     -109-